SOLD NOTE

Transferee EXPRESSCO INVESTMENT HOLDINGS LIMITED

Address Unit 2102, Fook Lee Commercial Centre, Town Place, 33 Lockhart Road, Wanchai, Hong Kong

Occupation Corporation

Name of company in which the share(s) to be transferred -

彩生企業有限公司

HUGE LIFE ENTERPRISES LIMITED

$ 2- being penalty for late stamping payable under Section 9 of the Stamp Duty Ordinance.

Asst. Collector

Number of share(s) - 1 - ORDINARY of $ 1.00 each

Consideration received HK$ - 1.00 -

(Transferor)

KWAN YU MING 關如明

INSTRUMENT OF TRANSFER ENDORSED

Hong Kong, Dated 20 APR 2011

BOUGHT NOTE

$ 2- being penalty for late stamping payable under Section 9 of the Stamp Duty Ordinance.

Asst. Collector

Transferor KWAN YU MING 關如明

Address Flat D, 20/F., Block 4, Gold Coast, 1 Castle Peak Road, Castle Peak Bay, New Territories, Hong Kong.

Occupation Merchant

Name of company in which the share(s) to be transferred -

彩生企業有限公司

HUGE LIFE ENTERPRISES LIMITED

Number of share(s) - 1 - ORDINARY of $ 1.00 each

Consideration paid HK$ - 1.00 -

(Transferee)

EXPRESSCO INVESTMENT HOLDINGS LIMITED

Hong Kong, Dated 20 APR 2011

HONG KONG STAMP DUTY 13.5.11 39

HONG KONG STAMP DUTY PAID 00001.00 / 00002.00